Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Fiera Capital STRONG Nations Currency Fund
A series of Trust for Professional Managers (the “Trust”)
Supplement dated December 18, 2019
to the Prospectus and Statement of Additional Information
dated December 28, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Fiera Capital, Inc. (the “Adviser”), the investment adviser to the Fiera Capital STRONG Nations Currency Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed to new purchases as of the close of trading on the New York Stock Exchange on December 18, 2019 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of trading on the New York Stock Exchange on December 31, 2019 (the “Liquidation Date”).
The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of trading on the New York Stock Exchange on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Fund may no longer be investing according to its investment objective. However, retirement plans that hold Fund shares as of the Closing Date may continue to purchase Fund shares until the Liquidation Date and any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund until the Liquidation Date, as described in “How to Redeem Shares” in the Fund’s Prospectus.
Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of trading on the New York Stock Exchange on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.
If the redeemed shares are held in a qualified retirement account, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. If, for example, you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund at 1-844-GOFIERA (1-844-463-4372) prior to December 31, 2019 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.
Shareholder inquiries should be directed to the Fund at 1-844-GOFIERA (1-844-463-4372).

Please retain this Supplement with your Prospectus and SAI for reference.